Exhibit (4)(b)(xviii)





[CONFORMED COPY]


This instrument was prepared by


STEPHEN R. MILLER

Stephen R. Miller, Esq.


                                                         MORTGAGE




                                                 SOUTH JERSEY GAS COMPANY

                                                             TO

                                                NEW JERSEY NATIONAL BANK Trustee








                                             TWENTIETH SUPPLEMENTAL INDENTURE

                                                   Dated as of June 1, 1993




                                              Providing for the issuance of
                                                   First Mortgage Bonds,
                                                   6.95% Series due 2013

                                                             and

                                          Further Supplementing and Amending the
                                                   Indenture of Mortgage
                                                   Dated October 1, 1947




                  (This Instrument Contains After-Acquired Property Provisions)







                                           THIS TWENTIETH SUPPLEMENTAL INDENTURE
                                    dated as of June  1,
                                    1993   between   SOUTH   JERSEY   GAS
COMPANY,   a   New   Jersey    corporation,    with
                                    principal offices at  Number  One  South
Jersey  Plaza,  Route  5.4,  Folsom,  New  Jersey
                                    08037, party  of  the  first  part,
hereinafter  called  the  'Company,'  and  NEW  JERSEY
                                    NATIONAL BANK (successor  trustee  to
Guarantee  Bank),  a  national  banking  association
                                    with principal offices at 370 Scotch Road,
West Trenton, New Jersey  08628,  party  of  the
                                    second part, hereinafter called 'Trustee,*
as  Trustee  under  the  Indenture  of  Mortgage
                                    hereinafter mentioned, Wftnesseth that:

                                            Whereas,   the   Company   has
                                    heretofore   duly   executed,   acknowledged
                                    and
                                    delivered  to  Guarantee  Bank  and  Trust
Company  (name  later  changed   to   Guarantee
                                    Bank), as Trustee, a certain Indenture of
Mortgage  dated  October  1,  1947  (hereinafter
                                    called the Original Indenture,) to provide
for the issuance of, and to  secure,  fts  First
                                    Mortgage Bonds (the 'Bonds'),  issuable  in
series  and  without  limit  as  to  aggregate
                                    principal amount (except as provided under
Article Ill of the Original Indenture),  and  by
                                    the Original Indenture granted and conveyed
unto the  Trustee,  upon  the  trusts  and  for
                                    the uses and purposes therein specifically
set forth, certain real estate,  franchises  and
                                    other property therein described or which
might be thereafter acquired  by  it,  to  secure
                                    the payment of the principal of and
interest  on  the  Bonds  from  time  to  time  issued
                                    thereunder, and pursuant to which the
Company provided  for  the  creation  of  an  initial
                                    series  of  First  Mortgage  Bonds
designated  as  asouth   Jersey   Gas   Company   First
                                    Mortgage  Bonds,  4  1/8%  Series  due
1977'  (herein  and  in  the   Original   Indenture
                                    sometimes called the 'Bonds of the lnftial
Series"); and

                                           WHEREAS, the Original  Indenture
                                    provides  that  Bonds  may  be  issued
                                    thereunder
                                    from time to time and in one or more series,
upon conditions therein  fully  provided,  the
                                    Bonds of each series to be substantially in
the forms therein  reefted  for  the  Bonds  of
                                    the lnftial Series but with such omissions,
variations and insertions as are authorized  or
                                    permitted by  the  Original  Indenture  and
determined  and  specified  by  the  Board  of
                                    Directors of the Company; and

                                           WHEREAS,   the   Company   has
                                    heretofore   duly   executed,   acknowledged
                                    and
                                    delivered to the Trustee a First
Supplemental  Indenture  dated  as  of  October  1,  1952,
                                    a Second Supplemental Indenture  dated  as
of  February  1,  1961,  a  Third  Supplemental
                                    Indenture dated  as  of  July  1,  1963,  a
Fourth  Supplemental  Indenture  dated  as  of
                                    August 1, 1966, a Fffth Supplemental
Indenture dated as  of  September  1,  1968,  a  Sixth
                                    Supplemental Indenture  dated  as  of  July
1,  1969,  a  Seventh  Supplemental  Indenture
                                    dated as of July 1, 1971, an Eighth
Supplemental  Indenture  dated  as  of  June  1,  1973,
                                    a  Ninth  Supplemental  Indenture  dated  as
of  July  1,  1974,  a   Tenth   Supplemental
                                    Indenture dated  as  of  November  10,
1976,  an  Eleventh  Supplemental  Indenture  dated
                                    as of December 1, 1979, a  Tweffth
Supplemental  Indenture  dated  as  of  June  1,  1980,
                                    a  Thirteenth  Supplemental  Indenture
dated  as  of  August   1,   1981,   a   Fourteenth
                                    Supplemental Indenture dated as of August
1,  1984,  a  Fifteenth  Supplemental  Indenture
                                    dated as of July 1, 1986, a Sixteenth
Supplemental Indenture dated as  of  April  1,  1988,
                                    a  Seventeenth  Supplemental  Indenture
dated  as  of   May   1,   1989,   an   Eighteenth
                                    Supplemental  Indenture  dated  as  of
March  1,  1990  and  a   Nineteenth   Supplemental
                                    Indenture dated  as  of  April  1,  1992
(hereinafter  called,  respectively,  the  'First
                                    Supplement,,   the   'Second   Supplement,o
the   IThird   Supplement,'    the    'Fourth


2


                                    Supplement,' the "Fffth  Supplement,*  the
                                    'Sixth  Supplement,,  the  oseventh
                                    Supplement,,
                                    the 'Eighth Supplement,g the  INinth
Supplement,,  the  'Tenth  Supplement,'  the  'Eleventh
                                    Supplement,'  the  'Twelfth  Supplement,,
the  'Thirteenth  Supplement,'   the   IFourteenth
                                    Supplement,'  the  'Fffteenth  Supplement,'
the  'Sixteenth  Supplement,,  the   Seventeenth
                                    Supplement',  the   OEighteenth
Supplement'   and   the   onineteenth   Supplement*)   (the
                                    Original  Indenture,  all  such
supplemental  indentures  and  the  Twentieth   Supplemental
                                    Indenture being hereinafter collectively
referred to as the lindenturel), pursuant  to  which
                                    the  Company  provided  for  the  creation
of  a  second  series  of  Bonds  designated   as
                                    'South  Jersey  Gas  Company  First
Mortgage  Bonds,  3  7/8%  Series  due   1977,   (herein
                                    and in the First Supplement sometimes called
the 'Bonds  of  the  Second  Series'),  a  third
                                    series  of  Bonds  designated  as  'South
Jersey  Gas  Company  First  Mortgage  Bonds,   5%
                                    Series  due  19864  (herein  and  in  the
Second  Supplement  sometimes  called  the  'Bonds
                                    of  the  Third  Series,),  a  fourth  series
of  Bonds  designated  as  'South  Jersey   Gas
                                    Company  First  Mortgage  Bonds,  4  1/2%
Series  due  1988,  (herein  and  in   the   Third
                                    Supplement sometimes called the 'Bonds of
the  Fourth  Series'),  a  fifth  series  of  Bonds
                                    designated  as  'South  Jersey  Gas  Company
First  Mortgage   Bonds,   5.70%   Series   due
                                    1991' (herein and in  the  Fourth
Supplement  sometimes  called  the  "Bonds  of  the  Fifth
                                    Series'),  a  sixth  series  of  Bonds
designated  as  'South  Jersey  Gas   Company   First
                                    Mortgage  Bonds,  7%  Series  due  1993'
(herein  and  in  the  Fffth  Supplement  sometimes
                                    called the Bonds of the Sixth Series'), a
seventh  series  of  Bonds  designated  as  'South
                                    Jersey  Gas  Company  First  Mortgage
Bonds,  7  7/8%  Series  due  1994'  (herein  and   in
                                    the Sixth Supplement  sometimes  called  the
'Bonds  of  the  Seventh  Series'),  an  eighth
                                    series  of  Bonds  designated  as  OSouth
Jersey   Gas   Company   First   Mortgage   Bonds,
                                    8 1/4% Series  due  1996'  (herein  and  in
the  Seventh  Supplement  sometimes  called  the
                                    SSBonds of the Eighth Series), a ninth
series  of  Bonds  designated  as  'South  Jersey  Gas
                                    Company  First  Mortgage  Bonds,  8  1/4%
Series  due  1998,  (herein  and  in  the   Eighth
                                    Supplement sometimes called the 'Bonds of
the  Ninth  Series'),  a  tenth  series  of  Bonds
                                    designated  as  'SoLAh  Jersey  Gas  Company
First  Mortgage  Bonds,  9  1/2%   Series   due
                                    1989' (herein and  in  the  Ninth
Supplement  sometimes  called  the  'Bonds  of  the  Tenth
                                    Seriesm), an eleventh  series  of  Bonds
designated  as  'South  Jersey  Gas  Company  First
                                    Mortgage  Bonds,  8%   Series   due   1995'
(herein   and   in   the   Twelfth   Supplement
                                    sometimes  called  the  'Bonds  of  the
Eleventh  Series'),  a  tweffth  series   of   Bonds
                                    designated  as  'South  Jersey  Gas  Company
First  Mortgage  Bonds,  15  3/4%  Series   due
                                    1996'  (herein  and  in  the  Thirteenth
Supplement  sometimes  called  the  'Bonds  of  the
                                    Twelfth Series'), a thirteenth series of
Bonds  designated  as  'South  Jersey  Gas  Company
                                    First  Mortgage  Bonds,  14  3/8%  Series
due  19961   (herein   and   in   the   Fourteenth
                                    Supplement sometimes called the obonds  of
the  Thirteenth  Series'),  a  fourteenth  series
                                    of  Bonds  designated  as  'South  Jersey
Gas   Company   First   Mortgage   Bonds,   9.20%
                                    Series due 19980 (herein  and  in  the
Fifteenth  Supplement  sometimes  called  the  'Bonds
                                    of the Fourteenth Series'), a fifteenth
series of  Bonds  designated  as  'South  Jersey  Gas
                                    Company First Mortgage Bonds,  10  1/4%
Series  due  2008'  (herein  and  in  the  Sixteenth
                                    Supplement sometimes called  the  'Bonds  of
the  Fifteenth  Seriesm),  a  sixteenth  series
                                    of  Bonds  designated  as  'South  Jersey
Gas  Company  First  Mortgage  Bonds,  9%   Series
                                    due  20100  (herein  and  in  the
Eighteenth  Supplement  sometimes  called  the  'Bonds  of
                                    the Sixteenth Serieso) and  a  seventeenth
series  of  Bonds  designated  as  'South  Jersey


3


                                       Gas  Company  First  Mortgage  Bonds,
                                       8.19%   Series   due   2007,   (herein
                                       and   in   the
                                       Nineteenth  Supplement  sometimes  called
the  'Bonds  of  the   Seventeenth   Series');   and

                                                WHEREAS,  pursuant  to  the
                                       Indenture  there  have   been   executed,
                                       authenticated
                                       and  issued,  and  there  are
outstanding  as  of  the  date  of  execution  hereof   by   the
                                       Company, First Mortgage Bonds of series
and in principal amounts as follows:


                                                        Now
                                                        Series
Issued               Outstanding

                                       Bonds of the Initial Series......
                                       $    4,000,000            -0-
                                       Bonds  of  the   Second   Series....
$    4,500,000            -0-
                                       Bonds    of the Third Series......
$    4,500,000            -0-
                                       Bonds of the   Fourth    Series.....
$    5,000,000            -0-
                                       Bonds of the   Fffth Series......
s    5,000,000            -0-
                                       Bonds of the Sixth Series......
$    6,000,000       $    2,986,000
                                       Bonds    of the  Seventh  Series....
$    6,000,000       $    3,123,000
                                       Bonds  of  the  Eighth   Series.....
$    4,000,000       $    2,271,000
                                       Bonds of the Ninth Series......
$    6,000,000       $    3,534,000
                                       Bonds of the Tenth Series.....
$    6,000,000            -0-
                                       Bonds    of the Eleventh  Series...
s    1,000,000       $    268,174
                                       Bonds  of  the  Twelfth  Series....
$20,000,000               -0-
                                       Bonds    of the Thirteenth Series
$10,000,000               -0-
                                       Bonds    of the  Fourteenth  Series
$20,000,000          $11,111,112
                                       Bonds of  the  Fffteenth  Series...
$25,000,000          $25,000,000
                                       Bonds  of  the  Sixteenth  Series...
$35,000,000          $35,000,000
                                       Bonds    of the Seventeenth Series   .
$25,000,000          $25,000,000

and

                                                WHEREAS, said  Bonds  of  the
                                       Sixth  Series,  Bonds  of  the  Seventh
                                       Series,  Bonds
                                       of the Eighth Series,  Bonds  of  the
Ninth  Series,  Bonds  of  the  Eleventh  Series,  Bonds
                                       of the Fourteenth Series, Bonds  of  the
Fifteenth  Series,  Bonds  of  the  Sixteenth  Series
                                       and  Bonds  of  the  Seventeenth  Series
constitute  the  only  Bonds  outstanding  under  the
                                       Indenture; and

                                                WHEREAS,  the  Company,  by
                                       appropriate  resolutions  adopted  by
                                       fts   Board   of
                                       Directors pursuant to the terms of the
Original  Indenture,  has  duly  determined  to  create
                                       a  new  series  of  Bonds  to  be  issued
under  the  Indenture,  including   this   Twentieth
                                       Supplemental  Indenture  dated  as  of
June  1,  1993  (hereinafter  called   the   otwentieth
                                       Supplements),  to  be  designated  as
'South  Jersey  Gas  Company   First   Mortgage   Bonds,
                                       6.95%  Series  due  20135  (hereinafter
sometimes  called  the  'Bonds   of   the   Eighteenth
                                       Series'),  and  has  duly  determined
that  the  terms  and  form  of   the   Bonds   of   the
                                       Eighteenth Series, which will be  fully
registered  bonds,  and  the  form  of  the  Trustee's
                                       Certificate of Authentication to be set
forth on the Bonds  of  the  Eighteenth  Series,  shall
                                       be substantially as  follows,
respectively:


4




                                                                       [FORM OF
BOND]

                                    No.
$

                                                            SOUTH JERSEY GAS
COMPANY

                                                     FIRST MORTGAGE BOND, 6.95%
SERIES DUE 2013

                                            SOUTH JERSEY GAS  COMPANY,  a  New
                                    Jersey  corporation  (hereinafter  called
                                    the
                                    mCompanyo),    for  value  received,
promises  to   pay   on   July   .   1,   2013,   to
                                                                       , or
registered assigns, on the surrender  hereof,  the
                                    principal sum of
DOLLARS, and to  pay  interest  thereon
                                    from the date hereof, at the rate  of  6.95%
per  annum  (computed  on  the  basis  of  a
                                    360-day year of  twelve  30-day  months),
until  payment  of  said  principal  sum,  such
                                    interest to be payable  January  1  and
July  1  in  each  year,  commencing  January  1,
                                    1994, and to pay on  demand  interest  at
the  rate  of  7.95%  per  annum  (computed  on
                                    the basis of a 360-day year of twelve 30-day
months) on  any  overdue  principal  and,  to
                                    the extent permitted by applicable law,  on
any  overdue  interest,  from  the  due  date
                                    thereof until the obligation of the Company
with respect to the payment thereof  shall  be
                                    discharged.

                                           All  payments  of  principal  (which
                                    term  as  used  in  this  Bond  includes
                                    the
                                    Redemption Price below referred to ff this
Bond  is  called  for  redemption)  hereof  and
                                    interest hereon shall be paid at the
corporate trust office of New  Jersey  National  Bank
                                    (hereinafter called the oTrustee'), or fts
successor as Trustee under the indenture  below
                                    mentioned, or at such other places as the
Company  may  agree  pursuant  to  Section  2.7
                                    of the Twentieth Supplement (as hereinafter
defined), in such  coin  or  currency  of  the
                                    United States of America as at the time of
payment shall constitute legal tender  for  the
                                    payment of public and private debts.

                                           This Bond is one of an  authorized
                                    issue  of  Bonds  of  the  Company,
                                    designated
                                    as fts First Mortgage Bonds, without
specified limit as to aggregate authorized  principal
                                    amount and issuable in one or more series
(each of which is  hereinafter  referred  to  as
                                    a mSeries'), all issued or to be issued
under and  (except  in  respect  of  any  sinking,
                                    replacement, purchase, or other analogous
fund  provided  in  said  indenture  or  in  any
                                    supplement thereto for any one or more
particular series of  Bonds)  equally  and  ratably
                                    secured  by  an  indenture  dated  October
1,  1947  (hereinafter  called  the  'Original
                                    Indenture')  between  the   Company   and
Guarantee   Bank   and   Trust   Company,   as
                                    predecessor trustee, as supplemented  by
indentures  supplemental  thereto,  including  a
                                    Twentieth Supplemental Indenture  dated  as
of  June  1,  1993  (hereinafter  called  the
                                    oTwentieth  Supplement,),  duly  executed
by  the  Company  to  the  Trustee,  to   which


5


                                                      Original      Indenture
                                                      and      all
                                                      indentures
                                                      supplemental      thereto
                                                      (herein      sometimes
                                                      collectively
                                                      called     the
'Indenture')     reference     is     hereby     made     for     a
description      of      the      property
                                                      mortgaged    and
pledged     and     the     respective     rights     of     the     Company,
the     Trustee,     and     the
                                                      Bondholders    in
respect    thereof,    and    for     a     specification     of     the
principal     amount     of     said
                                                      Bonds    from    time
to     time     issuable     thereunder     and     the     conditions     upon
which     said     Bonds
                                                      may be issued and shall be
secured.

                                                                  The    Bonds
                                                      of    the    6.95%
                                                      Series    due    2013,
                                                      of    which    this
                                                      Bond     is     one,
                                                      are     of
                                                      similar     tenor
hereto,     and     are     limited     to     the     aggregate     authorized
principal     amount      of
                                                      $35,000,000,     except
as     provided     in     Section     2.11     of     the     Original
Indenture     (relating     to
                                                      replacement     of
mutilated,      lost,      destroyed      or      stolen      Bonds).

                                                                  The   Bonds
                                                      of    this    Series
                                                      are    entitled    to
                                                      the    benefit    of
                                                      the    sinking    fund
                                                      provided
                                                      for   in   Article   11
of    the    Twentieth    Supplement,    and    all    Bonds    of    all
Series    are    entitled    to
                                                      the benefit of the
replacement fund provided for in the Indenture.

                                                                  As    more
                                                      fully    provided    in
                                                      the    Indenture,    the
                                                      Bonds    of    this
                                                      Series    are    subject
                                                      to
                                                      redemption,   either   as
a   whole   or   in   part   from    time    to    time,    on    not    more
than    60    nor    less
                                                      than    30    days
written    notice    in    advance    of    the    date    fixed    for
redemption     (a)     after     June
                                                      30,      2003,      and
subject      to      any      required      approval      of      the      Board
of       Regulatory
                                                      Commissioners     of
New      Jersey,      or      any      successor      agency,      at      the
election      of      the
                                                      Company     upon
payment      of      an      amount      equal      to      the      applicable
percentage      of      the
                                                      principal      amount
thereof      set      forth      in      the      tabulation      below
under       the       heading
                                                      'Redemption Price, during
the respective periods set forth in said tabulation:

                                                                  Twelve Months'
                                                                  Period
                                                                  Beginning July
1                                            Redemption Price

                                                                             200
                                                                             3..
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             ...
                                                                             103
                                                                             .29
                                                                             %

2004......................................             102.93%

2005......................................             102.56%

2006......................................             102.19%

2007......................................             101.83%

2008......................................             101.46%

2009......................................             101.10%

2010......................................             100.73%

2011......................................             100.37%

2012......................................             100.00%

                                                      together    with
                                                      accrued    interest    to
                                                      the    date    fixed
                                                      for    redemption,    (b)
                                                      after     June     30,
                                                      2003
                                                      by    operation    of
said    sinking    fund    (as    provided    in    Anicle    11     of     the
Twentieth     Supplement)
                                                      upon    payment    of
the    principal    amount     thereof     together     with     accrued
interest     to     the     date
                                                      fixed     for
redemption,     (c)     through      the      application      of      proceeds
from      the      condemnation
                                                      of   property   subject
to    the    lien    of    the    Indenture,    or    proceeds    of    sale
of    such    property    to
                                                      a     governmental
body     or     agency     having     the     power      of      eminent
domain      made      as      the


6


                                     result of the threat (evidenced in writing by such body or agency) of condemnation of such property, but not through the application  of  funds  from  any  other  source,  upon
                                     payment of the principal amount thereof
together with accrued interest to  the  date  fixed
                                     for redemption, or (d) by any combination
of (a), (b) and (c).  Except as set forth in  this
                                     paragraph, the Bonds of this Series are not
subject to redemption.

                                             On certain defaufts by the Company,
                                     as provided in  the  indenture,  the
                                     principal
                                     of said Bonds may become payable in advance
of the expressed maturity thereof.

                                             Bonds of this Series are issuable
                                     in denominations of $100,000  and  any
                                     integral
                                     muftiple of $1,000  larger  than  $100,000,
except  that  such  Bonds  may  be  issued  in
                                     denominations of less than $100,000 when
necessary after a partial redemption.

                                            As more fully provided in the
                                     Indenture, any Bonds  of  this  Series,
                                     upon  payment
                                     of the charges specified in the  Indenture
and  upon  surrender  at  the  corporate  trust
                                     office of the Trustee, may  be  exchanged
for  an  equal  aggregate  principal  amount  of
                                     Bonds of this Series of any of the
authorized denominations.

                                            As more fully provided in the
                                     Indenture, any of  the  provisions  of  the
                                     Indenture
                                     or  any  Bond  issued  pursuant  thereto
may  be  aftered,  amended,  or  eliminated,   or
                                     additional provisions  added,  with  the
consent  of  the  holders  or  registered  owners
                                     (evidenced as in the Indenture provided) of
at  least  66  2/3%  in  principal  amount  of
                                     the Bonds issued thereunder and then
outstanding, or,  ff  such  change  pertains  only  to
                                     the Bonds of one or more Series  but  less
than  all  Series  of  Bonds  outstanding,  the
                                     holders or registered owners of  at  least
66  2,/3%  in  principal  amount  of  the  then
                                     outstanding Bonds of each Series to which
such change  pertains;  provided,  however,  that
                                     none of the provisions of any Bond with
respect to  the  time,  terms,  manner,  or  amount
                                     of any payment of the principal thereof or
interest thereon shall be  changed  without  the
                                     consent of the holder or registered owner
of such Bond  nor  shall  there  be  reduced  the
                                     percentage of Bonds the holders of which
are  required  to  consent  to  the  execution  of
                                     any supplemental indenture.

                                           No  recourse  under  or  upon  any
                                     obligation,  covenant  or   agreement
                                     contained
                                     in the Indenture or in any indenture
supplemental thereto, or  in  any  Bond  issued  under
                                     the  Indenture  or  coupon  thereby
secured  or  because  of  any   indebtedness   thereby
                                     secured, shall be had against any
incorporator, or against  any  past,  present  or  future
                                     stockholder,  officer  or  director,  as
such,  of  the  Company  or  of   any   successor
                                     corporation, either directly or through the
Company or  any  successor  corporation,  under
                                     any rule of law,  statute  or
constitutional  provision  or  by  the  enforcement  of  any assessment or by any legal  or  equitable
proceeding  or  otherwise,  ft  being  expressly
                                     agreed and understood that the  Indenture
and  any  indenture  supplemental  thereto,  and
                                     the obligations thereby secured, are solely
corporate obligations,  and  that  no  personal
                                     liability whatever shall attach to, or be
incurred by,  such  incorporators,  stockholders,
                                     officers or directors, as such, of the
Company, or of any  successor  corporation,  or  any
                                     of them, because of the incurring of the
indebtedness  thereby  authorized,  or  under  or


7


                                     by reason of any of the obligations,
                                     covenants or  agreements  contained  in
                                     the  Indenture
                                     or in any indenture supplemental thereto,
or  in  any  of  the  Bonds  or  coupons  thereby
                                     secured, or implied therefrom.

                                            The execution by the Trustee, or by
                                     fts  successor  in  trust  under  the
                                     Indenture,
                                     of the Trustee's cenificate of
authentication set forth hereon is essential to the  validity of this Bond.

                                            This Bond is transferable, but only
                                     as provided in the Indenture and on payment of charges therein specified upon surrender hereof,  by  the  registered  owner  in  person
                                     or by attorney duly authorized in writing,
at the corporate trust  office  of  the  Trustee;
                                     upon any such transfer a new Bond similar
hereto will  be  issued  to  the  transferee.  The
                                     Company, the Trustee  and  any  paying
agent  may  deem  and  treat  the  person  in  whose
                                     name this Bond is registered as the
absolute owner  hereof  for  the  purpose  of  receiving
                                     payment of or on account of the principal
and the interest on this Bond and  for  all  other
                                     purposes;  and  neither  the  Company  nor
the  Trustee  nor  any  paying  agent  shall  be
                                     affected by any notice to the contrary.

                                            IN  WITNESS  WHEFTEOF,  SOurH
                                     JERsEy  GAS  COMPANY  has  caused  this
                                     Bond  to   be
                                     duly executed by the manual or  facsimile
signatures  of  fts  proper  officers  under  fts
                                     corporate seal or a facsimile thereof.


                                     Dated



SOUTH JERSEY GAS COMPANY


By

President
                                     [CORPORATE SEAL]

                                     Attest:




                                                             Secretary


8


                                                 [FORM OF TRUSTEE'S CERTIFICATE
OF AUTHENTICATION]


                                            The within Bond is one of the Bonds
                                    of the Series designated therein, which
                                    are described or provided for in the within-
mentioned Indenture.



NEw JERsEy NATIONAL BANK,

TRUSTEE


By

Authorized Signatory


;  and

                                           WHEREAS, the Company deems  ft
                                   advisable and has determined pursuant to the provisions of the Original Indenture, to convey, transfer and assign to  the  Trustee  and
                                   to subject to the lien of the Indenture with
the same effect as  though  included  in  the
                                   granting clauses of the Original Indenture
certain additional property now  owned  by  the
                                   Company; and

                                           WHEREAS, the  execution  and
                                   delivery of the Twentieth Supplement have been duly authorized by the Board of Directors of the Company at  a  meeting  duly  called  and
                                   held according to law; and

                                           WHEREAS, all acts and things
                                   prescribed by law, by the charrer and bylaws of the Company and by the Indenture necessary  to  make  the  Bonds  of  the  Eighteenth
                                   Series, when executed  by  the  Company  and
authenticated  by  the  Trustee  as  in  the
                                   Indenture provided, valid, binding and legal
obligations  of  the  Company,  and  to  make
                                   the Twentieth Supplement a valid, binding and
legal  instrument  in  accordance  with  fts
                                   terms, have been done, performed and
fulfilled, and  the  execution  and  delivery  hereof
                                   have been in all respects duly authorized;

                                          Now, THEREFORE, THis TWENTIETH
                                   SUPPLEMENT  WITNESSETH,  that  by  way  of
                                   further
                                   assurance and in consideration of the
premises  and  of  the  acceptance  by  the  Trustee
                                   of the trusts hereby created, and in order to
secure further the payment of the  principal
                                   of, the premium,  ff  any,  and  the
interest  on  all  Bonds  at  any  time  issued  and
                                   oLAstanding  under  the  Indenture,
according  to  their  tenor  and  effect,   and   the
                                   performance  and  observance  by   the
Company   of   the   covenants   and   conditions
                                   contained in the Indenture and in said Bonds,
the  Company  has  executed  and  delivered
                                   the  Twentieth  Supplement,  and  has
granted,  bargained,   sold,   conveyed,   aliened,
                                   enfeoffed, mortgaged, pledged, released,
confirmed, assigned, transferred  and  set  over,
                                   and by these presents  does  grant,  bargain,
sell,  convey,  alien,  enfeoff,  mortgage,


9


                                      pledge, release, confirm, assign, transfer and set over unto the Trustee, fts successors in the trust and fts and their assigns, the following described property:

                                               1. All and singular fts lands,
                                                  real estate and any and  every
                                                  interest  in  lands  or
                                      real estate wheresoever situate,

                                              2.  All  buildings,  structures,
                                                  machinery,  apparatus  and
                                                  equipment  situate   upon
                                      the premises referred to  above  or
appurtenant  thereto  or  used  in  connection  therewith,
                                      and  all  property  of  the  Company  used
or  useful   in   and   about   the   business   of
                                      manufacturing,  transmitting  and
disposing  of  gas  for  light,   heat,   power   or   other
                                      purposes and consisting of, inter alia,
gas  works  and  plants.  engines,  furnaces,  boilers,
                                      generators,  machinery,  shafting,
betting,   retorts,   tanks,   condensers,   pumps,   steam
                                      holders,  gas  holders,  purifiers,
scrubbers,  tar   extractors,   separators,   dehydrators,
                                      pressure regulators,  blowers,
compressors,  motors,  exhausters,  tracks  and  sidings,  oil-
                                      gas  generators,  expansions  tanks,  gas
mains,  pipes,  gas   transmissions   systems,   gas
                                      distribution systems, tunnels, service
pipes, pipe line fittings, gates,  valves,  connections,
                                      implements, gas meters, lamps,  and  all
other  appliances,  instruments,  equipment,  stores,
                                      repair parts and the like, now owned by
the  Company,  and  all  other  property  for  similar
                                      uses hereafter  in  any  way  acquired  by
the  Company  or  to  which  it  may  hereafter  be
                                      entitled, ft being  hereby  expressly
agreed  that  any  and  all  personal  property  covered
                                      by the foregoing description, whether or
not located in  or  upon  the  real  property  of  the
                                      Company,  shall  be  considered  as
fixtures  and  appurtenances  constituting  part  of   the
                                      real property of the Company.

                                             3. All easements,  rights  of  way,
                                                rights,  franchises,  contracts,
                                                permits,  leases,
                                      licenses,  privileges  and  appurtenances
belonging  or  in  any  way  appertaining   to   the
                                      premises and property hereinbefore
referred  to,  or  to  any  other  property  now  owned  by
                                      the Company or hereafter acquired by ft,
and  every  part  thereof,  or  derived  or  acquired
                                      by  the  Company  in   any   manner
whatsoever;   and   all   the   reversions,   remainders,
                                      revenues, rents, issues, and profits of
all property at any time subject  hereto  and  all  the
                                      estate, right, title, interest, property,
possession, claim, and  demand  whatsoever,  as  well
                                      at law as in equity, of the Company, of,
in, and to the same and every part thereof.

                                             4. All other property of whatever
                                                kind  and  description,  whether
                                                real  or  personal,
                                      now  owned  or  which  may  at  any  time
hereafter  be   acquired   by   the   Company,   and
                                      whether or not specifically described or
referred to herein, excepting, however, all  materials
                                      and  supplies  consumable  in  the
operation  of  the   properties   of   the   Company,   all
                                      merchandise  and  products  acquired,
manufactured,  produced,  or  held  for  sale   in   the
                                      usual course  of  business,  all
automobiles  and  motor  vehicles,  and  all  cash,  accounts receivable,  stocks,  bonds,  notes,  and
other  securities  which  are  neither  specifically
                                      pledged with the Trustee nor  required  by
any  provision  of  the  Indenture  to  be  pledged
                                      with the Trustee.

                                            5.  All  money,  securities,  or
                                                property  of  any  kind  which
                                                may  at  any  time   be
                                      paid,  conveyed,  assigned,  transferred
or  delivered  to  the  Trustee  by  the  Company  or


10


                                       any other person, to be held hereunder as additional security for all the Bonds, which money, securities, or property the
Trustee  is  hereby  authorized  to  receive  and  accept.

                                                UNDEFT  AND  SUWECT  to  any
                                       excepted  encumbrances  of  the
                                       character   defined   in
                                       Subdivision A of Section 3.04 of the
Original Indenture.

                                       forever.  To  HAVE  ANc)  To  HOLD  the
same  unto  the  Trustee,  fts  successors  and   assigns,


                                               IN TRUST, nevertheless, for the
                                       benefit of the  Trustee  in  respect  of
                                       all  reasonable
                                       compensation due  ft  hereunder  and  all
expenses  and  liabilities  incurred  by  ft  pursuant
                                       hereto  without  negligence  or  bad
faith,  and  for  the  equal  and   ratable   benefit   and
                                       security  of  the  holders,  present  and
future,  of  all  Bonds  at  any   time   issued   and
                                       outstanding  under  the  Indenture,  and
for  the  enforcement  of  the  payment  thereof,  when
                                       payable,   and   the   performance   and
observance   of   the   covenants    and    conditions
                                       contained  in  the  Indenture,  without
preference,   priority   or   distinction   (except   as
                                       otherwise herein specifically provided),
of any  one  of  such  Bonds  over  any  other  of  such
                                       Bonds by  reason  of  priority  in  issue
or  acquisition  or  otherwise,  so  that,  except  as
                                       aforesaid,  the  principal  (which  term
as  used  in  this  Twentieth  Supplement   where   the
                                       context  requires   includes   the
Redemption   Price   contained   in   the   form   of   Bond
                                       hereinbefore set forth in the  recitals
contained  in  the  Twentieth  Supplement  ff  the  Bond
                                       is  called  for  redemption)  of  and
interest  on  each   Bond   at   any   time   issued   and
                                       outstanding under the  Indenture  shall
be  equally  and  ratably  secured  hereby,  as  if  all
                                       of  such  Bonds   had   been   executed,
authenticated,   delivered,   sold,   and   negotiated
                                       simuftaneously with the  execlrtion  and
delivery  hereof;  and  it  is  hereby  covenanted  and
                                       declared that all  Bonds  at  any  time
issued  and  outstanding  under  the  Indenture  are  to
                                       be issued, authenticated,  and
delivered,  and  that  the  mortgaged  property  is  to  be  held by the  Trustee,  upon  and  subject  to
the  covenants,  conditions,  uses  and  trusts  as  in
                                       the  Original  Indenture  and  in   any
supplemental   indenture,   including   the   Twentieth
                                       Supplement, contained;

                                              PROVIDED,  HOWEVER,  and  these
                                       presents   are   upon   the   condition
                                       that   if   the
                                       Company, fts successors or assigns,
shall  pay  or  cause  to  be  paid  the  principal  of  and interest on all said  Bonds,  together
with  the  premium,  d  any,  payable  on  such  of  said
                                       Bonds as  may  have  been  called  for
redemption  prior  to  maturity,  or  shall  provide,  as
                                       permitted by the  Indenture,  for  the
payment  thereof  by  depositing  with  the  Trustee  the
                                       entire amount due or to  become  due
thereon  for  principal,  interest  and  premium,  if  any,
                                       and ff  the  Company  shall  also  pay
or  cause  to  be  paid  all  other  sums  payable  under
                                       the  Indenture  by  it,  then  the
Indenture,  including  the  Twentieth  Supplement,  and   the
                                       estate and  rights  thereby  granted
shall  cease,  determine  and  be  void,  otherwise  to  be
                                       and remain in full force and effect.

                                             IT  is  HEREBY   FURTHER
                                       COVENANTED,   DECLARED   AND   AGREED
                                       by   and   between   the
                                       Company  and  the  Trustee  for  the
benefit  of   those   who   shall   hold   Bonds   of   the
                                       Eighteenth Series, or any of them, as
follows:


1 1




ARTICLE I

                                                   DESCRIPTION OF BONDS OF THE
EIGHTEENTH SERIES

                                            The Bonds of the Eighteenth  Series
                                    shall  be  designated  as  'South  Jersey
                                    Gas
                                    Company First Mortgage Bonds, 6.95% Series
due 2013,'  and  shall  be  issuable  as  fully
                                    registered Bonds, substantially in the form
hereinbefore reefted, but  they  may  bear  and
                                    contain  such  legends  and  modifications
as  may  be  required  by  law  or  as  may  be
                                    necessary to  comply  with  requirements  of
any  stock  exchange  or  of  any  regulatory
                                    board, body or official.  Except as provided
in Section 2.11 of the Original Indenture,  the
                                    aggregate principal amount of Bonds
authorized  by  the  Twentieth  Supplement  is  limited
                                    tO $35,000,000, and except as aforesaid,
and  except  for  exchanges  and  transfers,  the
                                    Company shall not execute and the Trustee
shall  not  authenticate  or  deliver  Bonds  of
                                    the Eighteenth Series in excess of such
aggregate principal amount.

                                            Except as otherwise provided in
                                    Section  2.11  of  the  Original  Indenture,
                                    Bonds
                                    of the Eighteenth Series shall be dated and
shall bear  interest  from  the  January  I  or
                                    July 1 next preceding the date of
authentication thereof by the  Trustee,  except  that  ff
                                    the authentication date is an interest
payment  date,  such  Bonds  shall  be  dated,  and
                                    shall bear interest  from,  the
authentication  date;  provided,  however,  that  if  upon
                                    authentication of any Bond of the Eighteenth
Series  upon  the  transfer  or  in  exchange
                                    for other such Bonds or  under  Section  2.6
of  the  Twentieth  Supplement,  interest  on
                                    the Bonds of the Eighteenth Series shall be
in default,  the  date  from  which  such  Bond
                                    shall bear interest shall be the date to
which interest  shall  have  been  paid  upon  the
                                    Bond  transferred  or  surrendered  in
exchange  for  the  Bond  so   authenticated;   and
                                    providedprther, however, that in the case of
the authentication of Bonds of the  Eighteenth
                                    Series  upon  an  original  issue
hereunder,  such  Bonds  may  be  dated  the   date   of
                                    authentication  thereof  and  in  such  case
shall  bear  interest  from  such   date   of
                                    authentication.

                                           Bonds of the Eighteenth Series shall
                                    mature July 1, 2013, and  shall  bear
                                    interest
                                    on the unpaid principal amount thereof  at
the  rate  of  6.95%  per  annum  (computed  on
                                    the basis of a 360-day year of twelve  30-
day  months),  payable  on  January  1  and  July
                                    1 in each year, commencing January 1,

1994,  and  shall  bear  interest  payable  on
                                    demand at the rate of 7.95% per  annum
(computed  on  the  basis  of  a  360-day  year  of
                                    twelve  30-day  months)  on  any  overdue
principal  and,  to  the  extent  permitted   by
                                    applicable law, on any overdue interest,
from the due date thereof.  until  the  obligation
                                    of the Company with respect to the  payment
thereof  shall  be  discharged.  All  payments
                                    of principal and interest shall be made  at
the  corporate  trust  office  of  New  Jersey
                                    National Bank or fts successor as Trustee
under the Indenture,  or  at  such  other  places
                                    as the Company  may  agree  pursuant  to
Section  2.7  of  the  Twentieth  Supplement,  in
                                 .such coin or currency of the United States of
America  as  at  the  time  of  payment  shall
                                    constitute legal tender for the payment of
public and private debts.


12


                                             Bonds of the Eighteenth Series
                                    shall  be  issuable  in  denominations  of
                                    $100,000
                                    and in any integral muftiple of $1,000
larger than $100,000; provided, however,  that  such
                                    Bonds may be issued in denominations of less
than  $100,000  when  necessary  to  satisfy
                                    the  requirements  of  Section  2.6  of  the
Twentieth  Supplement.  Each  Bond   of   such
                                    Series,  and  each  of  the  authorized
denominations,   shall   bear   such   appropriate
                                    distinguishing numbers and letters as may be
adopted by the Company.

                                            Bonds of the  Eighteenth  Series
                                    shall  be  transferable  and  exchangeable
                                    as  to
                                    denominations  and  registered  name  upon
the   same   terms   and   conditions   as   are
                                    applicable under Section 2.1 0 of the
Original Indenture to fully registered  Bonds  of  the
                                    lnftial Series.


ARTICLE 11

                                                         REDEMPTION OF AND
                                                            SINKING FUND FOR
                                                            BONDS OF THE
EIGHTEENTH SERIES

                                            SECTION 2.1. Bonds of the
                                   Eighteenth Series shall be subject to redemption, either as a whole or in part from time to time:

                                                      (a) after June 30, 2003.
                                                          and subject to any
                                                          required  approval  of
                                                          the
                                            Board  of  Regulatory  Commissioners
of  New  Jersey  (the  'New  Jersey   BRCI),
                                            formerly the Board of Public
Utilities of New Jersey,  or  any  successor  agency,
                                            at  the  election  of  the  Company
upon  payment  of  an  amount  equal  to  the
                                            applicable  percentage  of  the
principal  amount  thereof  specified  under  the
                                            heading Redemption Price,  in  the
tabulation  contained  in  the  form  of  Bond
                                            hereinbefore set forth in the
recitals in the Twentieth Supplement;

                                                      (b)  after  June  30,
                                                           2003,  upon  payment
                                                           of  the  principal
                                                           amount
                                            thereof, through  the  operation  of
the  sinking  fund  for  the  Bonds  of  the
                                            Eighteenth Series provided for in
Section 2.2 of the Twentieth Supplement;

                                                      (c)  upon  payment  of
                                                           the  principal
                                                           amount   thereof
                                                           through   the
                                            application pursuant to Subdivision
C of Section 6.07 of  the  Original  Indenture
                                            of proceeds from  the  condemnation
of  property  subject  to  the  lien  of  the
                                            Indenture, or proceeds of  sale  of
such  property  to  a  governmental  body  or
                                            agency having the power  of  eminent
domain  made  as  a  result  of  the  threat
                                            (evidenced  in  writing  by  such
body  or  agency)  of  condemnation   of   such
                                            property, but not through the
application of money from any other sourc&; or

                                                     (d)  by any combination of
                                                          clauses (a), (b) and
                                                          (c);

                                  together in each case with accrued interest to the date fixed for redemption. Except as set forth in this Section 2.1, the Bonds of the  Eighteenth  Series  are  not  subject  to
                                  redemption.


13



                                            SECTION 2.2. As further security for
                                    the Bonds of the Eighteenth Series and to create and maintain a sinking fund
(herein referred to as the 'sinking fund') for  the
                                    benefit thereof, the Company covenants to
pay in cash,  so  long  as  any  of  the  Bonds
                                    of the Eighteenth Series remain outstanding,
to the Trustee,  on  or  before  July  1  of
                                    each year, commencing July 1, 2003,  and
continuing  to  and  including  July  1,  2012,
                                    the sum of $3,150,000.  For purposes of this
Section 2.2,  any  redemption  of  less  than
                                    all of the Bonds of the Eighteenth Series
pursuant  to  Section  2.1  of  the  Twentieth
                                    Supplement shall be applied to principal
payments in inverse  order  of  their  scheduled
                                    maturity.

                                            In addition to the mandatory
                                    payments for  the  sinking  fund  required
                                    by  this
                                    Section, the Company may, at fts option, pay
in cash to the sinking  fund,  at  the  same
                                    time  as  any  annual  mandatory  sinking
fund  payment  is  made,  not  more  than   an
                                    additional $3,150,000 (such payments being
herein referred to as voluntary sinking  fund
                                    paymentsm), provided, however, that the
amount of such voluntary  sinking  fund  payments
                                    shall not exceed $8,750,000 in the
aggregate.  The right to make  voluntary  sinking  fund
                                    payments pursuant to this paragraph shall be
non-cumulative and shall lapse  ff,  and  to
                                    the extent, not exercised on any date  when
such  voluntary  sinking  fund  payment  may
                                    be made.  The Company shall give the Trustee
not more  than  90  nor  less  than  60  days
                                    written notice of fts intention to make a
voluntary sinking fund payment and  the  amount
                                    of such payment.

                                           The Trustee shall select for
                                    redemption, in the manner set forth  in
                                    Section  2.5
                                    of the Twentieth Supplement, such principal
amount of  Bonds  of  the  Eighteenth  Series
                                    as the amount of such sinking fund payment
to be paid in  cash  on  or  before  the  next
                                    succeeding July 1 shall be sufficient  to
redeem.  The  Trustee  shall  certify  to  the
                                    Company the numbers of the Bonds  selected
and  the  portion  of  the  principal  amount
                                    of each Bond that is to be redeemed.

                                           The Trustee shall, not more than 60
                                    nor less than 30 days in advance of such
                                    July 1, give, in the name of the Company,
written notice that  Bonds  of  the  Eighteenth
                                    Series bearing the serial numbers specified
have  been  called  for  redemption  through
                                    the sinking fund, that they will be due and
payable on  such  July  1  at  the  corporate
                                    trust office of the Trustee at a stated
amount  which  shall  be  the  principal  amount
                                    thereof, together with accrued interest to
said date, and that all interest thereon  will
                                    cease to accrue after said  date  (unless
the  Company  shall  default  in  making  such
                                    payment on said date).  Such notice  of
redemption  shall  be  given  to  the  registered
                                    owners of Bonds Which, or portions of which,
are to  be  redeemed  by  mailing  the  same
                                    to such registered owners, at their
respective  addresses  as  the  same  appear  on  the
                                    registry books kept in accordance with
Section 2.10 of the Original Indenture.

                                          SECTION 2.3. The election of the
                                    Company to redeem any of the Bonds of the
                                    Eighteenth Series, other than through the
sinking  fund  above  provided  for,  shall  be
                                    evidenced by a resolution of fts Board of
Directors calling all  or  a  stated  principal


14


                                    amount thereof  for  redemption  on  a
                                    stated date. At least 40 days prior to such redemption date (or at such later time as shall  be  satisfactory  to  the  Trustee),  the
                                    Company shall file with the Trustee a
certified  copy  of  such  resolution.  The  Company
                                    shall on or before such redemption date
deposit  with  the  Trustee  the  total  redemption
                                    price of all Bonds so called, with accrued
interest thereon to the redemption date.

                                            If the Company elects to redeem less
                                    than  all  of  the  Bonds  of  the
                                    Eighteenth
                                    Series, the particular Bonds to be redeemed
shall  be  selected  by  the  Trustee  in  the
                                    manner set forth in Section  2.5  of  the
Twentieth  Supplement  from  the  Bonds  of  the
                                    Eighteenth  Series  then  outstanding.  The
Trustee  shall  certify  to  the  Company  the
                                    numbers of the Bonds selected and  the
portion  of  the  principal  amount  of  each  Bond
                                    that is to be redeemed.

                                            The Trustee shall, not more than 60
                                    nor less than 30 days in advance of such redemption date, give, in the name of the
Company,  written  notice  that  Bonds  of  the
                                    Eighteenth Series bearing the serial numbers
specified have  been  called  for  redemption,
                                    that they will be due and payable on such
redemption date at  the  corporate  trust  office
                                    of the Trustee at a stated amount (which
shall be the  applicable  redemption  price),  and
                                    that all interest thereon will cease to
accrue after said date (unless  the  Company  shall
                                    defauft in payment of the amount necessary
to effect such redemption).  If  all  the  Bonds
                                    of the Eighteenth Series be called, the
notice shall so state  and  may  omit  the  numbers
                                    thereof.  The notice shall state that the
Bonds will be payable  at  the  stated  redemption
                                    price, plus accrued interest to the
redemption date.  If the redemption date is an  interest
                                    payment date,the notice may state that the
interest  payment  due  on  such  date  will  be
                                    paid in the usual manner.  Such notice of
redemption  shall  be  given,  to  the  registered
                                    owners of Bonds which, or portions of which,
are  to  be  redeemed  by  mailing  the  same
                                    to such registered owners, at  their
respective  addresses  as  the  same  appear  on  the
                                    aforementioned registry books.

                                           Before any money shall be  applied
                                    by the Trustee to the redemption of Bonds under this Section, the Company shall deliver  to  the  Trustee  a  certificate  of  the
                                    President or a Vice  President  of  the
Company  stating  that  all  conditions  precedent
                                    provided for herein (including compliance
with all applicable covenants) relating  to  such
                                    redemption have been complied with.

                                           SECTION  2.4.  Each  Bond  so  called
                                    for  redemption  under  either  Section
                                    2.2
                                    or Section 2.3 shall be  due  and  payable
at  the  places  and  price  and  on  the  date
                                    specified in such notice.  Subject  to  any
agreement  entered  into  pursuant  to  Section
                                    2.7, beginning on the date when each Bond
shall  be  due  and  payable  as  aforesaid,  the
                                    holder thereof may present the same for
redemption, in negotiable  form,  and  the  Trustee
                                    shall, out of the money deposited with R
under the provisions of  this  Article,  then  and
                                    there pay and  redeem  the  same  or  cause
the  same  to  be  paid  and  redeemed;  after
                                    said date (unless upon such presentation on
or  after  the  due  date  the  Trustee  shall
                                    have refused or failed to make such payment)
all further interest  shall  cease  to  accrue
                                    thereon.  In  any  case  where  the
redemption  date  is  an  interest  payment  date,  the


15


                                    interest payment due on such date on Bonds called for redemption may be paid in the usual manner.

                                            SECTION  2.5.  Whenever  less  than
                                    all  of  the   outstanding   Bonds   of
                                    the
                                    Eighteenth Series are to be redeemed, the
principal amount  of  Bonds  of  the  Eighteenth
                                    Series to  be  redeemed  shall  be  prorated
among  the  holders  of  the  Bonds  of  the
                                    Eighteenth Series in the proportion, as
nearly  as  practicable,  that  their  respective
                                    holdings bear to the  aggregate  principal
amount  of  Bonds  of  the  Eighteenth  Series
                                    outstanding on the date of selection.  In
making any proration pursuant to this  provision,
                                    the Trustee may make such adjustment as in
fts sole discretion ft  may  determine  to  the
                                    end that the principal  amount  prorated  to
each  holder  of  Bonds  shall  be  in  each
                                    instance $1,000 or an integral muftiple
thereof.

                                           SECTION 2.6. If only a part of any
                                    fully registered Bond shall be selected by the Trustee in the manner set forth in
Section  2.5  of  the  Twentieth  Supplement,  the
                                    notice of redemption hereinbefore provided
for shall specify  the  distinctive  number  of
                                    such Bond  and  the  portion  of  the
principal  amount  thereof  to  be  redeemed.  Upon
                                    surrender of such Bond for  partial
redemption  and  upon  payment  of  th.e  portion  so

ries,  in  aggregate
                                    called for redemption, a new Bond or Bonds
of the Eighteenth Se '
                                    principal amount equal to the unredeemed
portion  of  such  surrendered  Bond,  shall  be
                                    executed by the Company, authenticated by
the Trustee, and  delivered  to  the  registered
                                    owner thereof, without expense to such
holder.

                                           SECTION  2.7.  The  Company  may
                                    enter  into  an  agreement  with  the
                                    registered
                                    owner of any Bond of the  Eighteenth  Series
(or  prospective  registered  owner  of  any
                                    such Bond) providing  for  the  payment
without  the  surrender  of  such  Bond  to  such
                                    registered owner (or to such prospective
registered  owner,  upon  becoming  a  registered
                                    owner of any such Bond) of the principal of
and  the  premium,  d  any,  and  interest  on
                                    such Bond or any part thereof at a place
other  than  the  offices  or  agencies  therein
                                    specified, and for the making of notation as
to principal payments, ff any, on  such  Bond
                                    by such registered owner or by any agent  of
the  Company  or  of  the  Trustee.  A  copy
                                    of any such agreement shall be filed with
the  Trustee.  The  Trustee  is  authorized  to
                                    approve any such agreement, and shall
thereafter  make  all  payments  on  such  Bond  as
                                    provided in such agreement.  The Trustee
shall not be liable for any  act  or  omission  to
                                    act on the  part  of  the  Company,  any
such  registered  owne@  or  any  agent  of  the
                                    Company in connection with any such
agreement.

                                          SECTION  2.8.  So  long  as  any  of
                                    the  Bonds  of  the  Eighteenth  Series
                                    shall
                                    remain  outstanding,  upon  any  application
by  the  Trustee  of  funds   from   sources
                                    described in Section 2.1(c) of  the
Twentieth  Supplement  to  the  redemption  of  Bonds
                                    pursuant to Subdivision C of Section 6.07 of
the Original  Indenture,  ff  less  than  all
                                    Bonds of all Series then outstanding are to
be  redeemed,  a  principal  amount  of  Bonds
                                    of the Eighteenth Series shall be redeemed
by  the  application  of  a  portion  of  such
                                    funds, such portion to be determined by
muftiplying the total  amount  of  such  funds  so
                                    to be applied by a  fraction  the  numerator
of  which  shall  be  the  aggregate  amount


16


                                      required for the redemption,  pursuant  to
                                      Subdivision  C  of  Section  6.07
                                      (exclusive  of
                                      accrued interest, d any), of all of  the
Bonds  of  the  Eighteenth  Series  outstanding  on
                                      the date of the selection for such
redemption and the  denominator  of  which  shall  be  the
                                      aggregate  amount  required  for  the
redemption,  pursuant  to  such   Subdivision   C   of
                                      Section 6.07 (exclusive of accrued
interest, ff any), of all  of  the  Bonds  of  all  Series
                                      outstanding on such date; provided,
however, that nothing in this Section 2.8 shall  restrict
                                      the manner (Dro rata, by lot or otherwise)
by which  the  remaining  balance  of  such  funds
                                      shall be applied to the  redemption  of
Bonds  of  any  Series  other  than  the  Eighteenth
                                      Series.

                                             SECTION 2.9.  Bonds  paid  or
                                      retired  by  the  use  of  any  money
                                      subject  to  the
                                      lien of the Indenture, or by the operation
of the sinking fund provided for  in  this  Anicle
                                      11  (whether  through  mandatory  sinking
fund'   payments   or   voluntary   sinking   fund
                                      payments), or by the operation  of  any
replacement,  purchase,  or  other  analogous  fund,
                                      or made the basis of a credit against the
obligations  of  the  Company  under  any  sinking,
                                      replacement, purchase, or  other
analogous  fund,  may  thereafter  be  made  the  basis  of
                                      the authentication of a like principal
amount of Bonds of any  Series  under  the  provisions
                                      of Section 3.06 of the Original Indenture.

                                             SECTION 2.1 0. To the extent  the
                                      Company  shall  elect  to  include  the
                                      same,  the
                                      principal amount of Bonds redeemed  by
the  operation  of  the  sinking  fund  provided  for
                                      in this Article 11 (whether through
mandatory sinking  fund  payments  or  voluntary  sinking
                                      fund  payments)  shall  be  included
among  the   Bonds   purchased,   paid   or   otherwise
                                      acquired or  retired  by  the  Company
specified  in  Section  5.19(A)(3)  of  the  Original
                                      Indenture.


ARTICLE Ill

                                                         ADDiTIONAL COVENANTS OF
THE COMPANY

                                            SECTION  3.1.  So  long  as  any
                                      Bonds  of  the   Eighteenth   Series
                                      shall   remain
                                      outstanding, the Company will  not
declare  or  pay  any  dividend  on  any  shares  of  fts
                                      Common Stock  (other  than  dividends
payable  in  shares  of  fts  Common  Stock)  or  make
                                      any  distribution  on  such  shares,  or
purchase  or  otherwise  acquire  any  such  shares
                                      (except shares  acquired  without  cost
to  the  Company),  or  advance  any  amount  to  or
                                      invest any  amount  in  the  property,
securities  or  indebtedness  of,  or  guarantee  any
                                      indebtedness of, any subsidiary N, after
giving  effect  to  such  action,  the  sum  of  the
                                      aggregate  amounts  so  declared,   paid,
distributed,   purchased,   acquired,   advanced,
                                      invested  or  guaranteed  after  December
31,  1992   would   exceed   the   aggregate   net
                                      income of the Company  available  for
dividends  on  fts  Common  Stock  earned  after  such
                                      date plus the sum of  $35,000,000.  For
the  purposes  of  this  Section  3.1,  'subsidiary'
                                      shall mean any corporation directly or
indirectly  controlled  by  or  under  common  control
                                      with the Company.


17


                                               For the purpose of calculating
                                      the requirements  of  this  Section,  the
                                      net  income
                                      of  the  Company  available  for
dividends  on  fts  Common  Stock  shall  be  determined  in accordance  with  such  system  of
accounts  as  may  be  prescribed  by   any   governmental
                                      authority having jurisdiction in  the
premises  or  in  the  absence  thereof  in  accordance
                                      with generally accepted accounting
principles as in effect at such  time;  provided,  however,
                                      that (a) the deductions for  depreciation
or  renewal  or  replacement  reserves  in  respect
                                      of each year shall be the amount taken
therefor  on  the  accounts  of  the  Company  or  the
                                      amount required to be stated in item (1)
of the  Replacement  Fund  Cerifficate  to  be  filed
                                      under Section 5.19 of the Original
Indenture  with  respect  to  the  period  ending  at  the
                                      close of such year, whichever be  greater,
and  (b)  no  deduction  or  adjustment  shall  be
                                      made  from  gross  income  for  or  in
respect  of  (i)  expenses  in  connection  with   the
                                      redemption  or  retirement  of  any
securities  issued  by   the   Company,   including   any
                                      amount paid in excess of the principal or
par  or  stated  value  of  securities  redeemed  or
                                      retired, and, ff such redemption or
retirement is  effected  with  the  proceeds  of  sale  of
                                      other securities of the Company, interest
on the  securities  redeemed  or  retired  from  the
                                      date on which the funds  required  for
such  redemption  or  retirement  shall  be  deposited
                                      in trust for such purpose to the date of
such  redemption  or  retirement,  (ii)  profits  or
                                      losses from sales  of  capital  assets  or
taxes  in  respect  of  such  profits,  (iii)  any
                                      adjustments to  retained  earnings
(including  tax  adjustments)  applicable  to  any  period
                                      prior to January 1, 1993, (iv) charges for
the write-off  of  unamortized  debt  discount  and
                                      expense  carried  on  the  books  of  the
Company  at  December  31,  1992,  or  (v)  charges
                                      for the write-off or write-down of the
amount  at  which  any  property  of  the  Company  was
                                      carried  on  fts  books  at  December  31,
1992,  to  the  extent  that  the  same  shall  be
                                      approved by, or be made pursuant to any
rule,  regulation,  or  order  of,  any  governmental
                                      authority having jurisdiction in the
premises and shall not  be  required  by  such  authority
                                      to be charged against earnings accumulated
after December 31, 1992.

                                             SECTION  3.2.  So  long  as  any
                                      Bonds  of  the   Eighteenth   Series
                                      shall   remain
                                      outstanding,  the  Company  will  satisfy
its  obligations   under   the   Replacement   Fund
                                      provided for in Section 5.19 of the
Original Indenture first through the use of all  available
                                      property additions and retired Bonds of
any Series  and  then,  if  and  only  to  the  extent
                                      that  said  property  additions  and
retired  Bonds  are  not  sufficient  to  satisfy   such
                                      obligations, through the use of cash.

                                             SECTION  3.3.  So  long  as  any
                                      Bonds  of  the   Eighteenth   Series
                                      shall   remain
                                      outstanding, in the event that the Company
shall  consolidate  or  merge  with  or  into  any
                                      corporation  or  corporations,  or  the
Company  shall  transfer  all  of  fts  property  and
                                      franchises to any other  corporation,  the
corporation  formed  by  any  such  consolidation,
                                      or into which  the  Company  shall  be  so
merged,  or  which  shall  acquire  such  property
                                      of  the  Company,  shall  be  a
corporation  incorporated  under  the  laws  of  the   United
                                      States, any State or the District of
Columbia.

                                            SECTION  3.4.  So  long  as  any
                                      Bonds  of   the   Eighteenth   Series
                                      shall   remain
                                      outstanding, no owner of any portion of
the  mortgaged  property  will  be  entitled  to  any


18


                                    credit against interest payable on any Bonds by reason of the payment of any tax on such property.



ARTICLE IV

                                           ISSUE AND AUTHENTICATION OF BONDS OF
THE EIGHTEENTH SERIES

                                            Upon  compliance  by  the  Company
                                    with  the  requirements   of   the
                                    Indenture,
                                    including the Twentieth Supplement, for the
issuance of  additional  Bonds,  Bonds  of  the
                                    Eighteenth Series up to  an  aggregate
principal  amount  of  $35,000,000  may  forthwith,
                                    or from time to time, be executed  by  the
Company  and  delivered  to  the  Trustee,  and
                                    the Trustee shall thereupon authenticate and
deliver said  Bonds  in  accordance  with  the
                                    provisions of Article Ill of the Original
Indenture.  The signature of the officers -of  the
                                    Company on Bonds of the  Eighteenth  Series
may  be  by  facsimile  ff  so  authorized  by
                                    the Company's Board of Directors.



ARTICLE V

                                                        AMENDMENT TO THE
ORIGINAL INDENTURE

                                           SECTION 5.l. Section 3.06 of the
                                    Original Indenture shall be amended to delete paragraph (2) of subsection A thereof, so that such Section shall thereafter read  in  full
                                    as follows:

                                                      'SECTION   3.06.
                                           ADDITIONAL         BONDS--CONDITIONS
                                           FOR
                                           AUTHENTICATION--ACQUISITION      OR
REFUNDING       OF       BONDS       ISSUED
                                           HEREUNDER.  Whenever  any  Bonds
shall  have  been  acquired,  paid,   or   retired
                                           by the  Company,  or  whenever  the
Company  shall  have  made  provision  for  the
                                           payment of any Bonds (as such
provision for payment is defined  in  Article  1),  or
                                           shall surrender any Bonds to the
Trustee,  thereupon  or  at  any  time  thereafter
                                           additional  Bonds  shall  be
authenticated  and  delivered  by  the  Trustee  in  a
                                           principal amount not exceeding the
principal  amount  of  the  Bonds  so  acquired,
                                           paid, retired, surrendered, or for
the payment of which such  provision  shall  have
                                           been  made,  upon  application  by
the  Company  and  upon  compliance   with   the
                                           following conditions, in addition to
those specified in Section 3.03:

                                                     A. Any Bonds so acquired,
                                                        paid,  retired  or
                                                        surrendered,  or  for
                                                        which
                                           payment  shall  have  been  so
provided,  may,  when  deposited  with  the  Trustee
                                           as  below  provided  in  Subdivision
B,   be   uncancelled   or   may   have   been
                                           cancelled; provided,  however,  that
in  respect  of  any  which  shall  have  been
                                           cancelled prior to or concurrently
with  the  application  for  such  authentication
                                           (and, for the purposes of this
Subdivision  A,  in  case  payment  shall  have  been
                                           so provided for such Bonds,  the
same  shall  be  deemed  to  have  been  cancelled


19


                                             upon the date of such provision for
                                             payment) no Bond shall have  been
                                             aLAhenticated in lieu thereof or in
exchange therefor or by virtue of the
                                             acquisition, payment, retirement,
cancellation, or such provision for payment
                                             thereof; nor shall any money have
been withdrawn hereunder by virtue of such
                                             acquisition, payment, retirement,
cancellation, or provision.

                                                        B. There shall be
                                                           delivered to the
                                                           Trustee the following
                                                           documents:

                                                             (1) The Bonds so
                                                                 acquired,
                                                                 paid,  retired,
                                                                 or
                                                                 surrendered.
                                                                 Any
                                                        of such Bonds which
shall be uncancelled shall  be  in  negotiable  form
                                                        or  accompanied  by
proper  instruments  of  assignment  and  transfer,
                                                        and  shall  be
accompanied  by   all   unmatured   coupons,   ff   any,
                                                        appertaining thereto.
In  the  case  of  any  Bonds  for  which  payment
                                                        shall have been so
provided, such  Bonds  shall  not  then  be  required
                                                        to be deposited, but in
lieu thereof the Company shall  deliver  to  the
                                                        Trustee a  statement
describing  the  same;  thereafter,  upon  payment
                                                        of such Bonds, the same
shall forthwith  be  delivered  to  the  Trustee
                                                        for cancellation.  In
the  case  of  any  Bonds  which  shall  have  been
                                                        paid or retired or
surrendered and which  shall  have  theretofore  been
                                                        cancelled  and  cremated
by  the  Trustee,  such  Bonds  shall  not  be
                                                        required to be
deposited, but in lieu thereof the Company shall  deliver
                                                        to the Trustee a
statement  describing  the  same  and  specifying  the
                                                        date upon which the
same  were  paid  or  retired  or  surrendered  and
                                                        were cancelled and
cremated.

                                                            (2) If the Bonds so
                                                                deposited shall
                                                                be cancelled
                                                                Bonds,  or  ff
                                                                in
                                                        lieu of such deposit of
Bonds  a  statement  by  the  Company  shall  be
                                                        delivered as provided in
subparagraph  (1)  of  this  Subdivision  B,  a
                                                        certificate by  the
President  or  a  Vice-President  of  the  Company,
                                                        stating  such  facts  in
connection  therewith  as  may  reasonably  be
                                                        required  to  show
compliance  with   the   conditions   specified   in
                                                        Subdivision A.

                                                        C. If  the  Bonds  so
                                                           acquired,  paid,
                                                           retired,
                                                           surrendered,  or  the
                                           payment of which has been  so
provided  for,  shall  not  at  any  time  theretofore
                                           have been bona fide issued by the
Company,  and  ff  they  shall  bear  interest  at
                                           a lower rate per annum than the  new
Bonds  the  authentication  of  which  is  then
                                           applied for, the net earnings
condition specified in Subdivision C  of  Section  3.04
                                           shall be complied with, and the
Company shall  deliver  to  the  Trustee  (i)  a  net
                                           earnings certificate, conforming to
the provisions of Subdivision E  (3)  of  Section
                                           3.04,  showing  the  fixed  charges
and  net  earnings  of  the  Company   in   such
                                           reasonable detail as  may  be
required  to  show  compliance  with  said  condition,
                                           (ii) an opinion of counsel conforming
                                                to the provisions  of
                                                Subdivision  E  (4)  (b)
                                           of Section 3.04, and (iii) a
certificate by the trustee or mortgagee  of  each  prior
                                           lien conforming to the provisions of
Subdivision E (5) of Section 3.04.8


20



                                             SECTION  5.2.  The  foregoing
                                     amendment  to   Section   3.06   of   the
                                     Original
                                     Indenture shall become effective Upon the
earlier to occur of the following:

                                                        (a) the date as of which
                                                            no Bonds  remain
                                                            outstanding  that
                                                            were  part
                                             of a series of Bonds initially
issued  prior  to  the  issuance  of  Bonds  of  the
                                             Eighteenth Series;

                                                        (b) the date as of which
                                                            a  supplemental
                                                            indenture  to  the
                                                            Indenture
                                             is  executed  by  the  Company  and
the  Trustee  selling  forth   the   foregoing
                                             amendment to Section 3.06 of the
Original Indenture, after the holders of at  least
                                             66 2/3%  of  the  Bonds  then
outstanding  have  consented  to  and  approved  the
                                             execution of such supplemental
indenture, all in  accordance  with  Article  X  and
                                             the other relevant provisions of
the Original Indenture.

                                             SECTION  5.3.  Each  holder  of
                                    any  Bonds  of  the  Eighteenth  Series,  by
                                    the
                                    acceptance by such holder of  such  Bonds,
(a)  consents  to  and  approves  the  foregoing
                                    amendment to Section 3.06 of the Original
Indenture,  and  consents  to  and  approves  the
                                    execution by the Company and the Trustee  of
a  supplemental  indenture  to  the  Indenture
                                    setting  forth  such  amendment,  and   (b)
agrees   to   execute   such   instrument   or
                                    instruments  as  may  be  requested  by  the
Company  or  the  Trustee  to  evidence   such
                                    consent and approval in accordance with
Section 10.02 of the Original Indenture.



ARTICLE VI

                                                                CONCERNING THE
TRUSTEE

                                           SECTION 6.1. The Trustee, for ftseff
                                   and  fts  successors  in  said  trusts,
                                   hereby
                                   accepts the trust hereby provided  and
agrees  to  perform  the  same  upon  the  terms  and
                                   conditions contained in the  Indenture,
including  the  Twentieth  Supplement.  The  Trustee
                                   shall not be responsible  in  any  manner
whatsoever  for  the  recitals  in  the  Twentieth
                                   Supplement.

                                           SECTION  6.2.  So  long  as  any
                                   Bonds  of  the  Eighteenth  Series   shall
                                   remain
                                   oLAstanding, any successor trustee to the
Trustee  shall  at  all  times  be  a  corporation
                                   which  shall  have  at  all  times  a
combined  capital  and  surplus  of  not   less   than
                                   $100,000,000.  If  any  such  successor
trustee  publishes  reports  of  condition  annually,
                                   pursuant to law or  to  the  requirements  of
a  supervising  or  examining  authority,  the
                                   combined capital and surplus  of  such
successor  trustee  at  any  time  for  the  purposes
                                   of this Section shall be deemed to be fts
combined  capital  and  surplus  as  set  forth  in
                                   fts most recent report of condition so
published.


21



ARTICLE VII

                                                            CONCERNING EVENTQ OF
DEFAULT

                                           SECTION 7.1.  So  long  as  any
                                   Bonds of the Eighteenth Series shall remain outstanding, the following shall constitute events  of  defauft  within  the  meaning  of
                                   Section 9.02 of the Original Indenture (in
addition to the events of default set forth  in
                                   Section 9.02 of the Original Indenture):

                                                      (a) ff the Company shall
                                                          defauft in the payment
                                                          of any portion  of
                                                          the
                                           principal of any Bond of the
Eighteenth  Series,  as  and  when  the  same  shall
                                           have become due, whether at  the
stated  maturity  thereof  or  upon  proceedings
                                           for redemption (pursuant to the
provisions of any sinking,  replacement,  purchase
                                           or other analogous fund established
in the Original Indenture or in the  Twentieth
                                           Supplement or  pursuant  to  any
optional  or  other  redemption)  or  otherwise;
                                           provided, however, that in the event
the  Company  and  the  Trustee  shall  have
                                           taken all action required to be taken
so that each such payment  of  principal  by
                                           means of wire transfer could
reasonably be expected to be  effective  on  the  due
                                           date thereof, but nevertheless, any
such transfer shall  not  have  been  credited
                                           to the account of a registered owner
of Bonds of the  Eighteenth  Series  to  whom
                                           such payment is required to be made
effective as of  the  due  date,  the  Company
                                           shall  not  be  deemed  to  have
defaulted  upon  the  obligation  to  make  such
                                           payment until the expiration of five
days following said due date;

                                                     (b) if the Company shall
                                                         defauft  in  the
                                                         payment  of  any
                                                         installment
                                           of interest due on any Bond of  the
Eighteenth  Series  and  such  default  shall
                                           continue for a period of 10 days; or

                                                    (c) if the Company shall
                                                        default in  the
                                                        performance  of  or
                                                        compliance
                                           with any covenant, condition or term
contained in  the  Indenture,  including  the
                                           Twentieth Supplement, and such
default  shall  continue  for  30  days  after  the
                                           Company shall have knowledge thereof.

                                           SECTION 7.2.  So  long  as  any
                                 Bonds of the Eighteenth Series shall remain otAstanding, the Company covenants that if at any  time  or  times  or  from  time  to  time
                                 an event of defauft referred to in Section 7.1
of  the  Twentieth  Supplement  shall  occur,
                                 the Company will, on demand of the Trustee,
forthwith pay to the Trustee,  for  the  benefit
                                 of all holders of Bonds then outstanding under
the Indenture,  a  sum  equal  to  the  total
                                 amount then due for  principal  and  interest
on  all  Bonds  then  outstanding  under  the
                                 Indenture,  with  interest  thereon  (to  the
extent  that  payment  of  such  interest  is
                                 enforceable under applicable law) in accordance
with the  terms  of  the  respective  Bonds.

                                        Should said sum not be so paid to the
                                 Trustee, ft shall be entitled, at any time or times and from time to time, in fts own name and as  Trustee  of  an  express  trust  and


22


                                    without the possession or production of any Bonds of any Series or coupons, to recover judgment for the same against the
Company  or  any  other  obligor  upon  such  Bonds.


ARTICLE VIII


MISCELLANEOUS

                                           SECTION  8.1.  As  supplemented  and
                                    amended   by   the   Twentieth   Supplement,
                                    the Indenture is in all respects ratified
and confirmed, and the Indenture, including  the
                                    Twentieth Supplement, shall be read as one
instrument.  All terms  used  in  the  Twentieth
                                    Supplement shall have  the  same  meaning
as  used  elsewhere  in  the  Indenture  except
                                    where the context clearly indicates
otherwise.

                                           SECTION  8.2.  The  Twentieth
                                    Supplement  has  been  dated  as  of  June
                                    1,  1993
                                    for convenience.  The date of actual
execution hereof by each of the parties  is  the  date
                                    shown by the acknowledgement of exectaion
hereof by fts officers.

                                           SECTION   8.3.   The   Twentieth
                                    Supplement   may   be   executed   in
                                    several
                                    counterparts, each of which shall be
considered an original and all  collectively  as  but
                                    one instrument.

                                           SECTION  8.4.  The  approval  of  the
                                    New  Jersey  BRC  of   the   execution   and
                                    delivery of these presents, and of the issue
of  any  Bonds  of  the  Eighteenth  Series,
                                    shall not be construed as approval of said
BRC of any other act,  matter  or  thing  which
                                    requires approval of said BRC under the laws
of the State of New  Jersey;  nor  shall  the
                                    approval of said BRC of the issue of any
such Bonds bind said  BRC  or  any  other  public
                                    body or authority of the State of New Jersey
having jurisdiction in the  premises  in  any
                                    future application for the issuance of Bonds
under the indenture.

                                          IN WITNESS  WHEREOF,  the  Company
                                    and  the  Trustee  have  caused  these
                                    presents
                                    to be duly executed under their respective
corporate  seals  by  their  respective  proper

                                                                     23


                              officers, all duly authorized thereunto, and have caused these presents to be dated as of the day and year first above written.

                                                                        SOUTH
JERSEY GAS COMPANY


William F. Ryan

President

                             Attest:                                       SOUTH
                                                                              JE
                                                                              Rs
                                                                              Ey
                                                                              GA
                                                                              S
                                                                              CO
                                                                              MP
                                                                              AN
                                                                              Y

CORPORATE

SEAL
                             G. L. BAULIG
                                1910
                             G.L. Baulig
NEw JERSEY
                             Secretary and Assistant
                               Treasurer


                                                                       NEw
JERsEy NATIONAL BANK


                                                                       By  MICHA
                                                                           EL J.
                                                                           JUDGE

Michael J. Judge
                                                                           Vice
President

                             Attest:                                      NEw JE
                                                                              RS
                                                                              EY
                                                                              NA
                                                                              TI
                                                                              ON
                                                                              AL
                                                                              BA
                                                                              NK

CORPORATE

SEAL
                                BETH LAIRD
1970
                                Beth Laird                                   NEw
JERSEY
                                Assistant Vice President

                                                                           24


                                 STATE OF NEw JERSEY
                                                                            ss.:
                                 COUNTY OF ATLANTIC


                                         BE IT REMEMBERED, that on this 23rd day
                                 of June, 1993, before me,  a  Notary
                                 Public of New Jersey, personally appeared
WiLLiAm  F.  RYAN,  who,  I  am  satisfied,  is
                                 President  of  South  Jersey  Gas  Company,
one  of  the  corporations  named   in   the
                                 foregoing deed or instrument,  and  I  having
first  made  known  to  him  the  contents
                                 thereof, he acknowledged that he  had  signed
the  same  as  such  officer  for  and  on
                                 behaff of  such  corporation,  that  the  same
was  made  by  such  corporation  as  its
                                 voluntary act and deed, and sealed with fts
corporate seal, by virtue of authority of its
                                 board of directors, and that he has  received,
without  charge,  a  true  copy  of  said
                                 foregoing deed or instrument.  All of which is
hereby certified.


                                 W. J. SMETHURST, JR.
                                    W. J. SMETHURST, JR.
                                 NoTARY PUBLIC
Notary Public of New Jersey    w. j. SMETHURST, JR.
                                 NEw JERSEY
NOTARY PUBLIC OF NEW JERSEY

                                                                              My
Commission Expires: my commISSION EXPIRES: JULY 30, 1996




                                 STATE OF NEw JERSEY
                                                                          ss.:
                                 COUNTY OF MERCER


                                        BE IT REMEMBERED, that on this 24th  day
                                 of  June,  1993,  before  me,  a  Notary
                                 Public of New Jersey, personally appeared
Michael J. Judge, who, I am  satisfied,  is  a
                                 Vice President of New Jersey National  Bank,
one  of  the  corporations  named  in  the
                                 foregoing deed or instrument, and  I  having
first  made  known  to  him  the  contents
                                 thereof, he acknowledged that he had  signed
the  same  as  such  officer  for  and  on
                                 behaff of such  corporation,  that  the  same
was  made  by  such  corporation  as  its
                                 voluntary act and deed, and sealed with fts
corporate seal, by virtue of authority of fts
                                 board of directors.  All of which is hereby
certified.


                                 ANNE R. WELLING                         ANNE R.
                                 WELLING
                                 NOTARY PUBLIC                            Notary
Public of New Jersey
                                 NEw JERSEY
                                                                           My
Commission Expires:

ANNE R WELLING

NOTARY PUBLIC OF NEW JERSEY
                                                                         My
Commission Expires Mar. 1, 1994


25



The within Twentieth Supplemental Indenture has been recorded and filed as follows:


                                                     Date of
                                                     County
Recordation          Book          Page

                                          New Jersey:

                                             Atlantic..............
June  24,  1993         5061   181 et  seq.

                                             Burlington............
June  25,  1993         5091   262 et  seq.

                                             Camden.............
June  25, 1993          4005   732 et  seq.

                                             Cape    May............
June  24, 1993          2063   206 et  seq.

                                             Cumberland...........
June  25, 1993          1672   233 et  seq.

                                             Gloucester............
June  25, 1993          2401   058 et  seq.

                                             Salem...............
June  25, 1993           719   031 et  seq.